Exhibit 10.4

July 2, 2019

Mesquite SWD, Inc.

Mesquite Disposals Unlimited, LLC

P.O. Box 1479

Carlsbad, NM 88221

Re:          Purchase Price

Ladies and Gentlemen:

Reference is hereby made to that certain Asset Purchase and Sale Agreement dated May 13, 2019 (the “Purchase Agreement”) by and among Mesquite SWD, Inc., a New Mexico corporation (“Mesquite”), Mesquite Disposals Unlimited, LLC a New Mexico limited liability company (“Disposals Unlimited” and, together with Mesquite, the “Seller”), and NGL Water Solutions, LLC, a Colorado limited liability company (“NGL”).  Capitalized terms used but not otherwise defined herein have the respective meanings given to such terms in the Purchase Agreement.

The Seller and NGL are closing the transactions contemplated by the Purchase Agreement (the “Transactions”) as of the date hereof, and by execution of this letter agreement, hereby agree to the terms set forth herein, intending to amend and supplement the terms of the Purchase Agreement as set forth herein.  Therefore, for and in consideration of the mutual covenants between the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Purchase Price

The Purchase Price payable by NGL to Seller will be paid as follows:

•                  At Closing, NGL will pay Disposals Unlimited $592,500,000 in cash (which shall be the “Cash Consideration” for all purposes under the Purchase Agreement) in accordance with Section 2.2(a) of the Purchase Agreement.  This paragraph only changes the amount of the Cash Consideration payable at Closing; it is not intended to change or amend the Purchase Agreement in any other way.

•                  At Closing, NGL will issue to Precious Lady $100,000,000 in NGL Preferred Units as provided in Section 2.2(b) of the Purchase Agreement.  This paragraph is included for completeness only; it does not change or amend the Purchase Agreement in any way.

•                  The remainder of the Purchase Price will be payable in installments, as follows:

•                  Following Closing (i) if the Average Volume is 400,000 Bpd or greater for a calendar month, NGL will pay $100,000,000 in cash to Disposals Unlimited as provided below (the “First Installment”), and (ii) if the Average Volume is 500,000 Bpd or greater for a calendar month, NGL will pay an additional $100,000,000 in cash to Disposals Unlimited as provided below (the “Second Installment” and together with the First Installment, the “Installments”).

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In no event will NGL be obligated to pay more than $200,000,000 in the aggregate in respect of the Installments.  There will not be a time limit imposed on Mesquite to reach the Average Volume of Bpd.

•                  “Average Volume” means, for any calendar month, the average daily volume of produced water and/or flowback water in Bpd that is handled, transported or disposed of utilizing the assets purchased from the Seller in the Transaction or any interconnected assets upstream thereof, without duplication of any volumes, including water from locations identified on Exhibit A attached hereto.

•                  “Bpd” means barrels of produced water per day, with each barrel being equivalent to forty-two (42) U.S. gallons.

•                  If one or more Installment thresholds have been met, NGL will pay the Installment amounts owed to Disposals Unlimited in cash within 30 days after the end of the calendar month in which the Installment threshold is met; provided however, that in no event shall (i) the First Installment be payable prior to October 2, 2019 or (ii) the Second Installment be payable prior to April 2, 2020.

•                  All payments made under this letter agreement will be included in the “Purchase Price” for all purposes under the Purchase Agreement.

This letter agreement, together with the Purchase Agreement and the other agreements and instruments executed in connection therewith, constitute the complete understanding among the Seller and NGL regarding the subject matter hereof, and supersede any prior agreements, representations or understandings (whether written, oral or implied) among such parties as to the matters set forth herein.  Except to the extent expressly set forth in this letter agreement, neither the Seller nor NGL waive or change any of the terms, conditions, or obligations set forth in the Purchase Agreement.  This letter agreement may not be amended or modified, except by an express written agreement signed by the Seller and NGL.  The terms of this letter agreement and the resolution of any disputes as to the meaning, effect, performance or validity of this letter agreement or arising out of, related to, or in any way connected with, this letter agreement, will be governed by the laws of the State of Texas, excluding laws relating to conflicts or choice of law.

This letter agreement may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in any number of counterparts with the same effect as if all parties hereto had signed the same document.  Facsimile and other electronic copies of manually signed originals shall have the same effect as manually signed originals and shall be binding on the parties hereto.  All counterparts must be construed together to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto hereby execute this letter agreement effective on the date hereof.

MESQUITE SWD, INC.,
a New Mexico corporation

By:	/s/ Clay Wilson
Name:	Clay Wilson
Title:	President

MESQUITE DISPOSALS UNLIMITED, LLC,
a New Mexico limited liability company

By:	/s/ Clay Wilson
Name:	Clay Wilson
Title:	Managing Member

NGL WATER SOLUTIONS, LLC,
a Colorado limited liability company

By:	/s/ Douglas W. White
Name:	Douglas W. White
Title:	Executive Vice President

[Signature Page to Side Letter Agreement]

Exhibit A
Meters

Site	Operator	Meter
Cypress SWD	BTA Oil	BTA FM
Paduca Booster	BTA Oil	BTA 1 FM
Paduca Booster	BTA Oil	BTA 2 FM
Vaca Draw	BTA Oil	BTA 1 FM
Vaca Draw	BTA Oil	BTA 2 FM
Vaca Draw	BTA Oil	BTA 3 FM
West Gramma	Centennial	Centennial Pipeline
Salado Draw Booster	Chevron	Chevron Flowmeter
Blue Quail SWD	Cimarex	Cimarex FM
Cypress SWD	Cimarex	Cimarex FM
Deep Purple SWD	Cimarex	Cimarex-Red Tank Totalizer FM
Paduca Booster	Cimarex	Hallerteau FM
Paduca Main	Cimarex	Cimarex FM
Paduca SWD	Cimarex	Cimarex FM
Red Hills SWD	Cimarex	Cimarex FM
Vaca Draw	Cimarex	Cimarex FM
Big Eddy Front	Cimarex	Shugart/Hackberry
Big Eddy Back	Cimarex	Cimarex
Bran SWD	Concho Resources	COG 1 FM
Bran SWD	Concho Resources	COG 2 FM
Bran SWD	Concho Resources	OXY SDS11 1 FM
Cotton Draw SWD	Concho Resources	COG FM
Deep Purple SWD	Concho Resources	COG FM
Big Eddy SWD	Concho Resources
Paduca SWD	Concho Resources	COG FM
Battle Axe	Conoco Phillips	Battle Axe
Big Eddy	Devon Energy Corporation	Hackberry
Cypress SWD	Devon Energy Corporation	Potato Basin
Blue Quail SWD	Devon Energy Corporation	Devon 2 FM
Blue Quail SWD	Devon Energy Corporation	Devon Bell Lake FM
Bran SWD	Devon Energy Corporation	Devon FM
Deep Purple SWD	Devon Energy Corporation	Devon FM
Paduca 6	Devon Energy Corporation	Devon FM
Paduca Main	Devon Energy Corporation	Devon FM
Cotton Draw	Devon Energy Corporation	Cotton Draw
Vaca Draw	Devon Energy Corporation	Flaggler
VJ Ranch	EOG Resources	EOG

Exhibit A to Side Letter Agreement

Stateline Booster	EOG Resources	Conan
Salado Draw Booster	EOG Resources	EOG Ortanna Flowmeter
Pipeline/ Paduca Booster	EOG Resources	Gem
Vaca Draw	EOG Resources	Vaca Draw
Paduca 6	Mewbourne Oil Company	Mewbourne 2 FM
Paduca 6	Mewbourne Oil Company	Mewbourne FM
Paduca Booster	Mewbourne Oil Company	Mewbourne 2 FM
Paduca Booster	Mewbourne Oil Company	Mewbourne FM
West Gramma	Mewbourne Oil Company	Mewbourne Pipeline
Bran SWD	OXY USA INC.	OXY 12” FM
Bran SWD	OXY USA INC.	OXY SDS11 2 FM
Cedar Canyon SWD	OXY USA INC.	Oxy FM
Deep Purple SWD	OXY USA INC.	Oxy 2 FM
Deep Purple SWD	OXY USA INC.	Oxy 4 FM
Deep Purple SWD	OXY USA INC.	Pipeline 1 Totalizer FM
Deep Purple SWD	OXY USA INC.	Pipeline 3 Totalizer FM
Mesa Verde	OXY USA INC.	Oxy FM
Moutray Injection Site	OXY USA INC.	Oxy FM
Sand Dunes SWD	OXY USA INC.	Oxy Pipeline Totalizer
Sand Dunes SWD #1	OXY USA INC.	Oxy FM
Deep Purple SWD	Regeneration	Regeneration FM
Vaca Draw	Santos	Santos FM
Outlaw SWD	SHELL WESTERN E&P	Tunstill
Stateline Booster	SHELL WESTERN E&P	Odell
Stateline Booster	SHELL WESTERN E&P	12’ Shell-Rocazoller FM
Stateline Booster	SHELL WESTERN E&P	Great White FM
Stateline Booster	SHELL WESTERN E&P	Shell- Rocazoller FM
Blue Quail SWD	Taprock	Taprock 2 FM
Blue Quail SWD	Taprock	Taprock FM
Cypress SWD	Taprock	Taprock 2 FM
Cypress SWD	Taprock	Taprock 3FM
Cypress SWD	Taprock	Taprock FM
Outlaw SWD	BHP	BHP
Rattlesnake Booster	Tema	Tema
Cowboy Booster	XTO	Cowboy tie in
Cypress SWD	XTO	Remuda Basin
Blue Quail SWD	XTO	Mis Amigos
Outetbanks SWD	XTO	Powerpuff

Exhibit A to Side Letter Agreement

Trucked water from the
following unload stations:

Cotton Draw
Blue Quail
Bran
Outlaw
Moutray

Exhibit A to Side Letter Agreement